UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2017

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 10, 2017, Catalent, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Company”), has commenced a private offering (the “Private Offering”) of $450 million aggregate principal amount of senior unsecured notes due 2026 (the “Notes”). The Company also announced that the Operating Company is seeking, concurrently with the Private Offering, to amend the credit agreement governing its senior secured credit facilities to reduce the applicable margins and extend the maturities by three years of each of the term loans and revolving credit facility (the “Amendment”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

There can be no assurance that the Operating Company will be able to complete either the Private Offering or the Amendment on terms and conditions favorable to it or at all, and the Operating Company may decide to not pursue either or both of the Private Offering and the Amendment before completion.

The unaudited pro forma financial statements, together with the notes thereto, from a preliminary offering memorandum prepared by the Operating Company in connection with the Private Offering are attached hereto as Exhibit 99.2.

The information in Item 7.01 on this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

The information filed in this Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes in the Private Offering.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain both historical and forward-looking statements, including concerning the closing of the agreement to purchase Cook Pharmica and the financing that the Company intends to obtain to finance the acquisition on the closing date. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: antitrust or other regulatory actions that may delay or interfere with the closing of the acquisition or result in other changes to the Company’s business; other unanticipated events that may prevent a closing of the acquisition or may make it more difficult to realize the anticipated benefits of the transaction; an inability to complete the anticipated financing on the anticipated terms, or at all; participation in a highly competitive market and increased competition may adversely affect the business of the Company or of Cook Pharmica; demand for the Company’s or Cook Pharmica’s offerings which depends in part on their customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the results of operations, financial condition, liquidity and cash flows of the Company or Cook Pharmica; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of the Company and Cook Pharmica; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company and Cook Pharmica manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar and other foreign currencies including as a result of the recent U.K. referendum to exit from the European Union; adverse tax legislation initiatives or challenges to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions and other transactions that may complement or expand the business of the Company or divest of non-strategic businesses or assets and the Company’s ability to successfully integrate acquired business and realize anticipated benefits of such acquisitions; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry, exposure to interest rate risk to the extent of the Company’s variable rate debt and preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed August 28, 2017 with the Commission and the risk factors in Exhibit 99.4 in the Company’s Current Report on Form 8-K filed September 25, 2017 and incorporated herein by reference. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated October 10, 2017, announcing the launch of the Private Offering.

99.2	Unaudited Pro Forma Financial Statements, together with the notes thereto, from the preliminary offering memorandum, dated October 10, 2017, prepared in connection with the Private Offering.

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated October 10, 2017, announcing the launch of the Private Offering.

99.2	Unaudited Pro Forma Financial Statements, together with the notes thereto, from the preliminary offering memorandum, dated October 10, 2017, prepared in connection with the Private Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: October 10, 2017